AEGION®

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First Quarter 2013 Earnings

April 25, 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Tite Liner®, Bayou Companies™, Corrpro®, Fibrwrap®, Tyfo® Fibrwrap®, Fyfe™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

First Quarter 2013 Financial Summary

Selected Financial Results – Non-GAAP

(See non-GAAP reconciliation in the Appendix)

(in thousands, except margins and per share information)	1Q 2013	1Q 2012
Revenues	$ 231,652	$ 230,594
Gross Profit	47,059	52,684
Gross Margins	*20.3%*	*22.8%*
Operating Income	5,281	11,474
Operating Margins	*2.3%*	*5.0%*
North America Water & Wastewater	3,725	4,190
International Water & Wastewater	(1,163)	(2,078)
Energy & Mining	3,914	7,440
Commercial & Structural	(1,195)	1,922
Equity Earnings	902	652
Net Income (attributable to common shareholders)	$ 2,712	$ 7,285
Diluted Earnings-per-share	$ 0.07	$ 0.18

ADVERSE WEATHER AND CUSTOMER DIRECTED DELAYS IMPACTED PERFORMANCE IN THE SEASONALLY LOW FIRST QUARTER BUT NOT THE OUTLOOK FOR 2013

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First Quarter Performance Can Be Highly Variable Because of Seasonal Low Activity and Weather

EARNINGS CONTRIBUTION IN THE FIRST QUARTER TYPICALLY AVERAGES ABOUT 10 PERCENT OF THE FULL-YEAR EXPECTED EARNINGS

① Customer Directed Delays

Commercial & Structural	• Largest impact in the quarter for the platform with several high margin projects rescheduled for later in 2013
Energy & Mining	• Two South American projects for CRTS - the primary projects in the quarter • Lower than expected profitability from the Tite Liner® Morocco project because of unexpected slowdown in pipe installation and lining activity

② Adverse Weather

North American Water & Wastewater	• Lost crew days increased by 61% primarily in Western Canada and portions of the U.S. Midwest, areas with highest project margin activity
Commercial & Structural	• Several transportation projects delayed in the Northeastern U.S.
Energy & Mining	• Production slowdown from soft ground conditions and lower maintenance demands in southern oil sands
International Water & Wastewater	• Weather conditions in the Queensland region delayed planned larger diameter work in Brisbane

③ Other Variances

Strong Performances

- Tite Liner® activity in Northern Canada, Western U.S. and Middle East
- Strong performance from Corrpro—primarily from projects in the U.S. Southwest
- Improved performance in Europe CIPP business
- Continuation of the large diameter Dallas TRA project and strong performance in the Eastern U.S. for North American Water & Wastewater

Challenges

- Cost overruns from two Bayou welding operations projects
- Higher costs for warranty work associated with legacy CIPP projects in Singapore

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Specific Actions Taken to Recover From Delays in the First Quarter

Energy & Mining

Project activity already picking up from delays

- Working with our customer to pick up the pace for lining installation for the Tite Liner® Morocco project
- CRTS projects in South America rescheduled for completion in the second half of 2013
- Bayou's coating operations in Canada already scheduling production activity for later this year

Commercial & Structural

Action plan in place to complete delayed projects by year end

- Projects delayed in the Northeastern U.S. have been rescheduled for completion in the second half of 2013
- Customer-directed projects delayed plan to be completed by year end
- Pace increasing for sales acquisition efforts in all key markets

North American Water & Wastewater

Enhanced project management key to efficiently recovering from delays

- Enhanced project management capabilities allow for integration of delayed projects without impacting upcoming installation activity
- Key projects delayed in the U.S. Midwest to be completed by the end of the third quarter
- Activities in Western Canada to pick up in the second quarter

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Aegion Reaffirms 2013 Guidance

Organic Non-GAAP Earnings per Share Growth



$1.60 to $1.80
$0.86
$1.04
$1.54
$0.93
$1.40
2008
2009
2010
2011
2012
2013F

- Energy & Mining backlog and bid table support expected growth in 2013 primarily in North America, Middle East and South America
- Commercial & Structural platform well positioned for growth in the remainder of 2013 from current backlog and increased proposal activity in North America and Asia-Pacific
- Strong backlog and recent sales acquisitions support revenue growth for the North American Water & Wastewater platform
- First quarter results indicate a stable outlook in Europe. Asia-Pacific remains on track for return to profitability

Improving ROIC Trend Continues in 2013



Return on Invested Capital
6.4%
6.7%
9.0%
5.7%
7.4%
9% to 10%
2008
2009
2010
2011
2012
2013F

- Expected earnings growth in 2013 to achieve EPS in the range of $1.60 to $1.80
- Improvements in working capital management to further lower DSOs

Expected Strong Cash Generation in 2013



$42
$58
$53
$23
$111
>$100
2008
2009
2010
2011
2012
2013F

- Greater than $100 million in cash from operations from earnings growth and improved working capital management
- Capital expenditures expected to be around $35 million
- Completed current $5 million share repurchase authorization in April 2013
- $28 million debt repayment in 2013 per terms of credit facility agreement

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Delays in First Quarter Now Favor Greater Earnings Generation in the Second Half of 2013

Fourth Quarter

- CRTS/WASIT project continues
- Traditional strong quarter for Corrpro and Commercial & Structural
- Seasonal draw down of North American Water & Wastewater
- Largest contribution from International Water & Wastewater – Europe and Asia-Pacific

First Quarter

- Severe winter weather in key regions of North America as well as customer-directed rescheduling delayed project activity
- Plans in place to recover from the slower than expected start across North American Water & Wastewater, Commercial & Structural and Energy & Mining



FOURTH QUARTER
FIRST QUARTER
2013 Earnings Seasonality
THIRD QUARTER
SECOND QUARTER

Third Quarter

- CRTS/WASIT project in full swing
- Summer/Fall weather drives peak North American Water & Wastewater and Commercial & Structural activity
- Continuation of project activity delayed in the first quarter across all three platforms

⇩

ANTICIPATED TO BE THE LARGEST EARNINGS QUARTER OF THE YEAR BASED ON TIMING OF PROJECT ACTIVITY

Second Quarter

- Seasonal North American Water & Wastewater projects ramp up—including delayed projects from the first quarter
- Corrpro and Commercial & Structural activity increases
- Asia-Pacific CIPP activity builds—primarily in Malaysia and Australia

Robust End Markets Drive Energy & Mining Growth in 2013



North America and Mexico

- Focus on higher margin services and solid backlog define strong outlook for Corrpro
- Tite Liner® backlog up 86% year-over-year (excluding Morocco project)
- Anticipate strong demand in oil sands for Bayou in second half of 2013
- Large Bayou offshore coating project delayed into 2014
- Bayou Wasco insulation facility to complete qualification this summer; expect to begin coating activities as early as late 2013
- BTR joint venture off to a good start supporting southwestern shale formations

South America

- CRTS project activity in Chile, Brazil and Peru in 2013
- Solid market in Chile for Tite Liner® with growing opportunities in Brazil and Argentina beginning in 2013



Middle East and North Africa

- The Tite Liner® Morocco project expected to finish this summer as planned
- Project activity continues to build in the Middle East with steady backlog of $35 million
- CRTS/WASIT project begins in this summer
  - Pace of coating activity to be determined when project begins
- Corrpro activity increasing in Saudi Arabia and other countries in the region

2013 Energy & Mining Outlook

Revenues	Up low single digits
Operating Margins	11% to 12%
Corrpro Revenues	Up low- to mid-double digits
Corrpro Operating Margins	12% to 13% (before Corp Allocation)
United Pipeline Systems Revenues	Down mid-teens because of Morocco project in 2012

Contract Backlog

	3/31/13	12/31/12	3/31/12
Total	$207.7 M	$243.8 M	$255.2 M
Without Morocco	$197.2M	$227.6M	$195.2M

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Stable End Markets Support Outlook for Higher Profits from Water & Wastewater Platform in 2013



North America

- North American Water & Wastewater (NAR) retains strong backlog
  - Strong March sales positive indicator for remainder of 2013 with large projects in apparent low bid stage
- Dallas Trinity River Authority project to be completed in 2013
- $30.4 million multi-year Baltimore project to begin later this summer
- Project delays in the first quarter does not impact full year expectations



Europe

- Adequate backlog and improved third-party tube sales supports stable outlook
- Contracting markets in Netherlands, U.K. and Spain remain favorable in the context of continued economic challenges



Asia-Pacific

- Installation activity for projects in Brisbane begin this spring
- Project activity in Malaysia proceeding as planned
- In the final stage of completing the last legacy project in Singapore with work to complete final inspections

Insituform

2013 Water & Wastewater Outlook

North America Revenues	Up mid-to-high single digits
North America Gross Margins	20% to 21%
North America Operating Margins	High single digits
Europe Operating Income	$3 million to $4 million
Asia-Pacific Operating Income	Break-even to slight profit

Contract Backlog

	3/31/13	12/31/12	3/31/12
NAR	$172.2 M	$185.0 M	$132.5 M
Int'l	$49.4 M	$56.5 M	$52.0 M

Delays in the First Quarter Do Not Alter Favorable Outlook in 2013 for Commercial & Structural



Pipelines

- $21.4 million multi-year term contracts in Hong Kong and projects in Singapore provide solid foundation for Asia-Pacific region in 2013
- Growing proposal activity from dedicated new resources in North America support Commercial & Structural platform growth objectives in 2013



Buildings/Structures

- Increasing proposal activity in Latin America for opportunities in late 2013 into 2014
- Project activity expected to increase in the remainder of 2013 for North America though addition of new sales resources



Transportation

- First quarter delays for projects in the Northeastern U.S. to be completed in second half of 2013
- Increasing proposal activity in Latin America has potential for opportunities in late 2013 or early 2014

FYFE An Aegion® Company

2013 Commercial & Structural Outlook

Revenues	Approximately 30% growth
Gross Margins	40% or better
Operating Margins	Mid-teens (from mid-to-high teens because of accelerated investments)

Contract Backlog		
3/31/13	**12/31/12**	**3/31/12**
$49.4 M	$50.8 M	$19.3 M

North America:

- **Soft backlog up 19% in the first quarter**
- **Line of sight to $50 million in near term prospects**

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Where We Are Going

Aegion's path to sustainable growth defined by diverse technologies and services

- Energy & Mining and Commercial & Structural platforms key to sustainable growth outlook
- Integration efforts over time create synergies and further increase focus across all end markets
- Improving ROIC annually towards 15% target through expanding margins and earnings growth

Aegion is financially well positioned to support opportunistic acquisitions and strategic investments

Energy & Mining

Comprehensive Pipeline Protection

- **Corrpro** to increase recurring revenue base through expanding pipeline integrity market in North America and the Middle East
  - → *Can serve as distribution platform for other Energy & Mining technologies through more than 300 alliances*
- **United Pipeline Systems** expanding further into Middle East, South America, Mexico and Australia markets
  - → *Strong base in North America*
- Renewed activity in the Gulf of Mexico, strong markets in Canadian Oil Sands, and North America shale plays support **Bayou's** coating operations
- Introduce **CRTS** offshore robotics technology in targeted sustainable spend oil and gas markets

Commercial & Structural

Drive Conversion to Fibrwrap®

- **Fyfe North America** focused on building out engineering and sales capabilities in pipelines, buildings, transportation and concrete repair end markets
- **Fyfe Asia and Fyfe Latin America** offer international expansion opportunities
- Invest to establish a force protection market centered on seismic and blast protection capabilities

Water & Wastewater

Stability and Consistency

- **North America:** Stable US market allows for margin improvement through superior execution
- **Europe:** Complete route to market optimization between contracting, licensing, distribution partnerships and direct third-party manufacturing sales
- **Asia-Pacific:**
  - → Expand presence in Brisbane, Melbourne and other markets outside Sydney
  - → Malaysia opens a new potential market
  - → Emerging bid table in India more focused on CIPP installation
  - → Outside Australia, focus is to treat each individual work release independently and not rely on a country's potential or even the full value of contract awards

Appendix

Selected Business Segment Results

FIRST QUARTER 2013
(in millions, except margins)

	Revenues	Gross Profit	Gross Margins	Operating Income/(Loss)	Backlog 3/31/13
United Pipeline Systems	$ 33.2	$ 9.6	28.8%	N/A	$ 86.7
Corrpro	$ 51.3	$ 11.8	22.9%	N/A	$ 71.8
Bayou Coatings	$ 27.4	$ 2.0	7.3%	N/A	$ 22.5
CRTS	$ 2.4	$ (0.2)	(6.8)%	N/A	$ 26.7
European Water & Wastewater	$ 17.6	$ 3.8	21.6%	$ (0.1)	$ 23.5
Asia-Pacific Water & Wastewater	$ 8.9	$ 0.9	10.2%	$ (1.1)	$ 25.9

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Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

In thousands, except per share information	First Quarter 2012 Consolidated Results	First Quarter 2012 Acquisition-Related Expenses	First Quarter 2012 Results Excluding Acquisition-Related Expenses
Operating Expenses	$ 41,785	$ (575)	$ 41,210
Operating Income	$ 10,899	$ 575	$ 11,474
Taxes on Income	$ 2,483	$ 14	$ 2,497
Net Income (attributable to Aegion Corporation)	$ 6,724	$ 561	$ 7,285
Diluted EPS	$ 0.17	$ 0.01	$ 0.18

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